UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: November 4, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-8)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-8. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-8 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-8 REMIC Pass-Through Certificates.

     On November 28, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2005) as of November 1, 2005 of $554,614,779.73. The mortgage loans that have original maturities of at least 25 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2005) as of November 1, 2005 of $460,547,135.06. The mortgage loans that have original maturities of 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2005) as of November 1, 2005 of $94,067,644.67. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of November 1, 2005 were 824 and 157, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of November 1, 2005 were 5.894% and 5.471%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of November 1, 2005 were 358.16 months and 178.85 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to May 1, 2004 and March 1, 2005, respectively, or after November 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of November 1, 2005 were
359.88 months and 180.00 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than November 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than November 1, 2020. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $35,000.00 and $42,872.00, respectively, nor more than $2,000,000.00 and $1,366,000.00, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $6,191,164.95 and $436,146.19, respectively, as of November 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95% and 85%, respectively. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of November 1, 2005 were 65.82% and 58.19%, respectively. No more than $7,089,565.11 and $1,800,452.28, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. 95.00%(2) and 90.00%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     29.37% and 18.34%, respectively, of the pool I mortgage loans and pool II mortgage loans, will be mortgage loans originated using loan underwriting policies that require proof of income and liquid assets and telephone verification of employment. 45.65% and 51.61%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be refinance mortgage loans originated using underwriting policies that require proof of income and telephone verification of employment, but do not require proof of assets. 5.27% and 7.13%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrower's income as stated on the loan application but do require telephone verification of employment and proof of liquid assests. 17.98% and 21.80%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrower's income as stated on the loan application or proof of the borrower's assets, but do require telephone verification of employment. 1.66% and 1.12%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be refinanced mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 6 and 2, respectively;

     2. such pool I mortgage loans and pool II mortgage loans had aggregate scheduled principals balance of $2,820,392.10 and $1,276,374.52, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 76.71% and 63.41%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 93.59% and 100.00%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $36,185,816.15 and $424,361,318.91, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.534% and 5.925%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.30 months and 358.15 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $3,810,181.16 and $90,257,463.51, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.106% and 5.486%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.70 months and 178.86 months, respectively.

     The following tables set forth information regarding the mortgage loans as of November 1, 2005.


                  YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of              Aggregate Principal
Year Originated                    Loans                 Balances Outstanding
---------------                   --------               --------------------

2004                                  9                      $  3,942,017

2005                                815                       456,605,118


Total                               824                      $460,547,135
                                    ===                      ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of              Aggregate Principal
Year Originated                    Loans                 Balances Outstanding
---------------                   --------               --------------------

2005                                157                       $94,067,645


Total                               157                       $94,067,645
                                    ===                       ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                               Number of        Aggregate Principal
Dwelling Unit                           Loans          Balances Outstanding
--------------                        --------         --------------------

Detached houses                         664                 $375,745,288

Multi-family Dwellings*                  29                   18,613,985

Townhouses                               17                    9,354,044

Condominium Units (one to four           23                   12,803,407
stories high)

Condominium Units (over four             23                   12,955,606
stories high)

Cooperative Units                        68                   31,074,805


Total                                   824                 $460,547,135
                                        ===                 ============
--------------
* Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                               Number of        Aggregate Principal
Dwelling Unit                           Loans          Balances Outstanding
--------------                        --------         --------------------

Detached houses                         136                  $81,178,357

Multi-family Dwellings*                   1                      569,100

Townhouses                                2                    1,494,650

Condominium Units (one to four            7                    3,420,195
stories high)

Condominium Units (over four              6                    4,202,111
stories high)

Cooperative Units                         5                    3,203,232


Total                                   157                  $94,067,645
                                        ===                  ===========
--------------
* Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                            Number of              Aggregate Principal
Dwelling Unit                        Loans                Balances Outstanding
-------------                      --------               --------------------

1-family                              795                       $441,933,150

2-family                               27                         17,647,981

3-family                                1                            670,000

4-family                                1                            296,004


Total                                 824                       $460,547,135
                                      ===                       ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                            Number of              Aggregate Principal
Dwelling Unit                        Loans                Balances Outstanding
-------------                      --------               --------------------

1-family                              156                       $441,933,150

2-family                                1                            569,100


Total                                 157                        $94,067,645
                                      ===                        ===========

                          SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal                 Number of        Aggregate Principal
Balance by Loan Size                    Loans          Balances Outstanding
---------------------                 ---------        --------------------

$149,999.99 and under                    18                 $  1,570,248

$150,000 through $199,999.99              8                    1,369,269

$200,000 through $249,999.99              6                    1,318,195

$250,000 through $299,999.99              9                    2,500,087

$300,000 through $349,999.99              4                    1,357,019

$350,000 through $399,999.99             34                   12,977,903

$400,000 through $449,999.99            172                   73,485,132

$450,000 through $499,999.99            164                   78,425,695

$500,000 through $549,999.99             87                   45,517,973

$550,000 through $599,999.99             72                   41,601,848

$600,000 through $649,999.99             59                   36,899,654

$650,000 through $699,999.99             43                   29,159,472

$700,000 through $749,999.99             29                   21,130,225

$750,000 through $799,999.99             22                   17,212,867

$800,000 through $849,999.99             14                   11,513,320

$850,000 through $899,999.99             18                   15,961,809

$900,000 through $949,999.99             10                    9,267,991

$950,000 through $999,999.99             35                   34,677,851

$1,000,000 and over                      20                   24,600,577


Total                                   824                 $460,547,135
                                        ===                 ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal                 Number of        Aggregate Principal
Balance by Loan Size                    Loans          Balances Outstanding
---------------------                 ---------        --------------------

$149,999.99 and under                     3                  $   228,171

$150,000 through $199,999.99              0                            0

$200,000 through $249,999.99              1                      201,771

$250,000 through $299,999.99              1                      280,000

$300,000 through $349,999.99              0                            0

$350,000 through $399,999.99              3                    1,124,045

$400,000 through $449,999.99             23                    9,762,058

$450,000 through $499,999.99             31                   14,830,603

$500,000 through $549,999.99             25                   13,197,237

$550,000 through $599,999.99             16                    9,260,564

$600,000 through $649,999.99             10                    6,216,289

$650,000 through $699,999.99              8                    5,458,434

$700,000 through $749,999.99              3                    2,235,643

$750,000 through $799,999.99              7                    5,467,916

$800,000 through $849,999.99              1                      802,650

$850,000 through $899,999.99              4                    3,554,083

$900,000 through $949,999.99              2                    1,825,500

$950,000 through $999,999.99             13                   12,861,032

$1,000,000 and over                       6                    6,761,649


Total                                   157                  $94,067,645
                                        ===                  ===========

              DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                      Number of          Aggregate Principal
Note Rate                            Loans            Balances Outstanding
--------------                     ---------          --------------------

5.000% - 5.000%                         1                 $    449,459

5.001% - 5.500%                        24                   14,598,557

5.501% - 6.000%                       664                  379,072,229

6.001% - 6.500%                       128                   62,875,964

6.501% - 7.000%                         6                    2,571,711

7.001% - 7.125%                         1                      979,216


Total                                 824                 $460,547,135
                                      ===                 ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                      Number of          Aggregate Principal
Note Rate                            Loans            Balances Outstanding
--------------                     ---------          --------------------

5.000% - 5.000%                         1                  $   573,957

5.001% - 5.500%                       111                   68,248,975

5.501% - 6.000%                        45                   25,244,713


Total                                 157                  $94,067,645
                                      ===                  ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                    Number of         Aggregate Principal
Loan-To-Value Ratio                   Loans           Balances Outstanding
-------------------                 ---------         --------------------

65.000% and below                      314                $189,558,734

65.001% - 75.000%                      203                 112,585,417

75.001% - 80.000%                      290                 152,211,819

80.001% - 85.000%                        3                     782,539

85.001% - 90.000%                        6                   2,402,567

90.001% - 95.000%                        8                   3,006,059


Total                                  824                $460,547,135
                                       ===                ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                    Number of         Aggregate Principal
Loan-To-Value Ratio                   Loans           Balances Outstanding
-------------------                 ---------         --------------------

65.000% and below                       84                 $52,887,562

65.001% - 75.000%                       39                  23,151,162

75.001% - 80.000%                       33                  17,592,775

80.001% - 85.000%                        1                     436,146


Total                                  157                 $94,067,645
                                       ===                 ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                Number of           Aggregate Principal
State                             Loans             Balances Outstanding
-----                           --------            --------------------

Alabama                              9                 $  6,036,390
Arizona                             13                    6,449,265
Arkansas                             2                    1,326,635
California                         270                  159,737,950
Colorado                            19                    9,596,053
Connecticut                         13                    9,234,423
Delaware                             1                      547,386
District of Columbia                 7                    3,609,773
Florida                             47                   27,236,978
Georgia                             15                    7,471,039
Hawaii                               4                    2,472,345
Idaho                                1                      478,700
Illinois                            20                   12,144,957
Indiana                              5                    2,309,428
Iowa                                 7                    3,431,582
Kentucky                             1                      441,788
Maine                                2                      841,139
Maryland                            29                   15,750,575
Massachusetts                       32                   18,174,148
Michigan                             7                    4,346,181
Minnesota                            8                    4,387,537
Mississippi                          1                      446,327
Missouri                             6                    3,041,681
Montana                              2                    1,134,920
Nevada                               8                    3,838,316
New Hampshire                        3                    1,516,263
New Jersey                          20                   12,260,194
New Mexico                           2                      959,020
New York                           177                   93,830,845
North Carolina                       5                    2,856,156
Ohio                                 8                    2,900,002
Oklahoma                             1                      498,242
Oregon                               2                      909,060
Pennsylvania                         8                    3,786,954
Rhode Island                         1                      494,490
South Carolina                       7                    3,323,134
Texas                               21                   10,712,711
Utah                                 4                    2,346,957
Virginia                            22                   11,666,023
Washington                          12                    7,112,698
West Virginia                        1                      171,031
Wyoming                              1                      717,839


Total                              824                 $460,547,135
                                   ===                 ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL II MORTGAGED PROPERTIES BY STATE

                                Number of           Aggregate Principal
State                             Loans             Balances Outstanding
-----                           --------            --------------------

Alabama                              3                  $ 2,027,842
Arizona                              5                    2,955,344
California                          31                   18,854,931
Colorado                             3                    1,793,786
Connecticut                          5                    2,979,440
Florida                             14                   10,807,303
Georgia                              7                    4,000,953
Hawaii                               2                    1,629,072
Illinois                             2                      916,238
Indiana                              2                    1,468,291
Iowa                                 1                      523,058
Maine                                1                      597,825
Maryland                             2                    1,408,911
Massachusetts                        5                    2,857,318
Minnesota                            5                    2,820,808
Mississippi                          1                      480,000
Missouri                             3                    1,512,014
Nebraska                             1                       41,776
Nevada                               1                      996,336
New Hampshire                        3                    2,122,945
New Jersey                           7                    3,765,670
New Mexico                           1                      597,802
New York                            27                   14,780,842
North Carolina                       2                    1,789,908
Oklahoma                             1                      280,000
Oregon                               2                      893,071
Pennsylvania                         1                      647,668
South Carolina                       2                    1,461,021
Tennessee                            3                    1,380,353
Texas                                4                    2,192,959
Utah                                 2                      967,847
Virginia                             3                    1,271,286
Washington                           3                    1,791,712
Wyoming                              2                    1,453,315


Total                              157                  $94,067,645
                                   ===                  ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                         Loan-to-value ratio
----------                         -------------------
               65.000%  65.001%- 75.001%- 80.001%- 85.001%- 90.001%-
              and below 75.000%  80.000%  85.000%  90.000%  95.000% All Loans
               -------  -------  -------  -------  -------  ------- --------
Less than 620   0.56%    0.32%    0.58%    0.00%    0.00%    0.09%    1.55%
620-649         0.88%    0.46%    0.99%    0.04%    0.00%    0.00%    2.36%
650-699         6.78%    4.13%    6.50%    0.00%    0.19%    0.14%   17.74%
700-749        12.24%    7.43%   10.28%    0.04%    0.05%    0.21%   30.26%
750-799        19.28%   11.11%   13.44%    0.09%    0.28%    0.11%   44.31%
800 and above   1.42%    1.00%    1.26%    0.00%    0.00%    0.10%    3.78%

Total          41.16%   24.45%   33.05%    0.17%    0.52%    0.65%  100.00%
              =======  =======  =======  =======  =======  =======  =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                         Loan-to-value ratio
----------                         -------------------
               65.000%  65.001%- 75.001%- 80.001%- 85.001%- 90.001%-
              and below 75.000%  80.000%  85.000%  90.000%  95.000% All Loans
               -------  -------  -------  -------  -------  ------- --------
Less than 620   0.50%    0.00%    0.40%    0.00%    0.00%    0.00%    0.90%
620-649         0.51%    0.64%    0.00%    0.00%    0.00%    0.00%    1.14%
650-699         7.17%    2.16%    0.93%    0.00%    0.00%    0.00%   10.26%
700-749        15.89%    5.96%    9.50%    0.00%    0.00%    0.00%   31.35%
750-799        29.32%   12.35%    7.87%    0.46%    0.00%    0.00%   50.02%
800 and above   2.83%    3.50%    0.00%    0.00%    0.00%    0.00%    6.33%

Total          56.22%   24.61%   18.70%    0.46%    0.00%    0.00%  100.00%
              =======  =======  =======  =======  =======  =======  =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 4, 2005